     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 9, 1999

                                                      REGISTRATION NO. 333-83775
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 3

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          VERITAS SOFTWARE CORPORATION
           (EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                   7372                                  77-0507675
    (STATE OR OTHER JURISDICTION OF            (PRIMARY STANDARD INDUSTRIAL                   (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)            CLASSIFICATION CODE NUMBER)                  IDENTIFICATION NO.)

             1600 PLYMOUTH STREET, MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 335-8000

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                  CO-REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  MARK LESLIE
               CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
             1600 PLYMOUTH STREET, MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 335-8000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                         VERITAS OPERATING CORPORATION
           (EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                   7372                                  94-2823068
    (STATE OR OTHER JURISDICTION OF            (PRIMARY STANDARD INDUSTRIAL                   (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)            CLASSIFICATION CODE NUMBER)                  IDENTIFICATION NO.)

             1600 PLYMOUTH STREET, MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 335-8000

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                  CO-REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  MARK LESLIE
               CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
             1600 PLYMOUTH STREET, MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 335-8000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                                       COPIES TO
                 GORDON K. DAVIDSON, ESQ.                                   DANIEL G. KELLY, JR., ESQ.
                   HORACE L. NASH, ESQ.                                        DAVIS POLK & WARDWELL
                   DAVID MICHAELS, ESQ.                                        450 LEXINGTON AVENUE
                    FENWICK & WEST LLP                                       NEW YORK, NEW YORK 10017
                   TWO PALO ALTO SQUARE                                           (212) 450-4000
                PALO ALTO, CALIFORNIA 94306
                      (650) 494-0600

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                          PROPOSED MAXIMUM     PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SHARES                          AMOUNT TO BE      OFFERING PRICE PER   AGGREGATE OFFERING
TO BE REGISTERED                                        REGISTERED              UNIT                 PRICE
-----------------------------------------------------------------------------------------------------------------
    % Convertible Subordinated Notes due 2006.....    $761,300,000(1)           100%            $761,300,000(1)
Common stock, $0.001 par value per share issuable
  upon conversion of Notes........................          (3)                  --                   --
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
TITLE OF EACH CLASS OF SHARES                            AMOUNT OF
TO BE REGISTERED                                     REGISTRATION FEE
--------------------------------------------------------------------------------------------
    % Convertible Subordinated Notes due 2006.....      $211,642(2)
Common stock, $0.001 par value per share issuable
  upon conversion of Notes........................          (4)
----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of registration fee. Includes $99,300,000 principal amount at maturity of notes to cover the over-allotment option.

(2) A fee of $211,642 was previously paid by the Registrants.

(3) Such indeterminate number of shares of Common Stock and associated preferred share purchase rights as shall be required for issuance upon conversion of the Notes being registered hereunder.

(4) No additional consideration will be received for the Common Stock and, therefore, no registration fee is required pursuant to Rule 457(i).

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.


     The expenses to be paid by the Registrant in connection with this offering are as follows. All amounts other than the Securities and Exchange Commission registration fee and the NASD filing fee are estimates.


Securities and Exchange Commission registration fee.........  $211,642
NASD filing fee.............................................    30,500
Printing and engraving expenses.............................   400,000*
Legal fees and expenses.....................................   200,000*
Blue Sky fees...............................................    10,000*
Accounting fees and expenses................................    50,000*
Miscellaneous...............................................    17,858*
                                                              --------
  Total.....................................................  $920,000*
                                                              ========

-------------------------
* Estimated

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act").

     As permitted by the Delaware General Corporation Law, the certificate of incorporation of each Co-registrant includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the Delaware General Corporation Law (regarding unlawful dividends and stock purchases) or (iv) for any transaction from which the director derived an improper personal benefit.

     As permitted by the Delaware General Corporation Law, the bylaws of each Co-registrant, provide that (i) the corporation is required to indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions, (ii) the corporation may indemnify its other employees and agents as set forth in the Delaware General Corporation Law, (iii) the corporation is required to advance expenses, as incurred, to its directors and officers in connection with a legal proceeding to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions and (iv) the rights conferred in the bylaws are not exclusive.

     Each Co-registrant has entered into indemnification agreements with each of its current directors and executive officers to give such directors and officers additional contractual assurances regarding the scope of the indemnification set forth in the corporation's certificate of incorporation and to provide additional procedural protections. At present, there is no pending litigation or proceeding involving a director, officer or employee of either Co-registrant regarding which indemnification is sought, nor are the Co-registrants aware of any threatened litigation that may result in claims for indemnification.

     The NSMG combination agreement and the TeleBackup combination agreement contain covenants on the part of the Co-registrants to maintain indemnification provisions in the charter documents of the surviving corporation of the NSMG combination and the TeleBackup combination which are identical to such provisions contained in the charter documents of VERITAS prior to the combinations. The Co-registrants shall also honor, in all respects, all of the indemnity agreements entered into prior to the combinations, with VERITAS officers and directors, whether or not such persons continue in their positions with either Co-registrant following the effective time. In addition, pursuant to the NSMG combination agreement, the Co-registrants must use commercially reasonable efforts to maintain director and officer liability insurance with coverages, which are similar to the coverages VERITAS maintained prior to the combinations for a period from and after the effective time until at least six years after the effective time. These covenants are contained in the NSMG combination agreement attached as Appendix A to the Registration Statement on Form S-4, as amended, filed with the Commission on April 21, 1999 under the heading "Indemnification and Insurance -- VERITAS" and in the TeleBackup combination agreement attached as Appendix G to the Registration Statement on Form S-4 (Reg. No. 333-76531), as amended, filed with the Commission on April 21, 1999 under the heading "Indemnification."

     The indemnification provisions in the bylaws and the indemnification agreements entered into between each Co-registrant and its respective officers and directors, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

     Not Applicable.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits

     The following exhibits are filed herewith or incorporated by reference herein:


EXHIBIT
 NUMBER                          EXHIBIT TITLE
-------                          -------------
  1.01++  Form of Underwriting Agreement
  2.01    Amended and Restated Agreement and Plan of Reorganization
          among VERITAS Software Corporation, VERITAS Software
          Corporation ("Old VERITAS"), Seagate Technology, Inc.,
          Seagate Software, Inc. ("Seagate Software") and Seagate
          Software NSMG (incorporated by reference to Exhibit 2.01 of the Registrant's Registration Statement on Form S-4, as
          amended, filed with the SEC on April 19, 1999 (the "April
          1999 Form S-4"))
  2.02    Amended and Restated Combination Agreement by and among Old
          VERITAS and TeleBackup Systems Inc. ("TeleBackup")
          (incorporated by reference to the April 21, 1999 Form S-4)
  3.01    Amended and Restated Certificate of Incorporation of VERITAS
          Software Corporation (incorporated by reference to Exhibit
          3.01 of the Registrant's Registration Statement on Form 8-A
          as amended, filed with the SEC on June 2, 1999) (the "June
          1999 Form 8-A")
  3.02    Amendment to the Amended and Restated Certification of
          VERITAS Software Corporation (incorporated by reference to
          Exhibit 3.02 of the June 1999 Form 8-A)
  3.03    Amended and Restated Bylaws of VERITAS Software Corporation
          (incorporated by reference to Exhibit 3.03 of the June 1999
          Form 8-A)
  3.04    Amended and Restated Certificate of Incorporation of VERITAS
          Operating Corporation
  3.05    Bylaws of VERITAS Operating Corporation

EXHIBIT
 NUMBER                          EXHIBIT TITLE
-------                          -------------
  4.01    Registration Rights Agreement between Old VERITAS and
          Warburg, Pincus Investors, L.P. dated April 25, 1997
          (incorporated by reference to Exhibit 4.01 of Old VERITAS'
          Quarterly Report on Form 10-Q for the quarter ended June 30,
          1997 (the "June 1997 Form 10-Q"))
  4.02    Nomination Agreement between Old VERITAS and Warburg, Pincus
          Investors, L.P. dated April 25, 1997 (incorporated by
          reference to Exhibit 4.02 to the June 1997 Form 10-Q).
  4.03    Indenture dated as of October 1, 1997 between Old VERITAS
          and State Street Bank and Trust Company of California, N.A.
          (incorporated by reference to Exhibit 4.06 of Old VERITAS'
          Quarterly Report on Form 10-Q for the quarter ended
          September 30, 1997 (the "September 1997 Form 10-Q"))
  4.04    Amended and Restated First Supplemental Indenture dated July
          30, 1999 by and among VERITAS, Old VERITAS and State Street
          Bank and Trust Company of California, N.A. (Incorporated by
          reference to Exhibit 4.04 of Registrant's Registration
          Statement on Form S-1 (SEC File No. 333-83777), as amended, filed with the SEC on July 27, 1999 (the "July 1999 Form
          S-1)).
  4.05    Registration Rights Agreement dated as of October 1, 1997
          between Old VERITAS and UBS Securities LLC (incorporated by reference to Exhibit 4.07 to the September 1997 Form 10-Q)
  4.06    Form of Rights Agreement between VERITAS Software
          Corporation and the Right Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior
          Participating Preferred Stock, as Exhibit B the Form of
          Right Certificate and as Exhibit C the Summary of Rights to
          Purchase Preferred Shares (incorporated by reference to
          Exhibit 4.06 of the April 1999 Form S-4)
  4.07    Form of Registration Rights Agreement between VERITAS
          Software Corporation and Seagate Software (incorporated by reference to Exhibit 4.07 of the April 1999 Form S-4)
  4.08    Form of Stockholder Agreement between VERITAS Software
          Corporation, Old VERITAS, Seagate Software and Seagate
          Technology (incorporated by reference to Exhibit 4.08 of the
          April 1999 Form S-4
  4.09    Form of Specimen Stock Certificate (incorporated by
          reference to Exhibit 4.01 of Old VERITAS' Registration
          Statement on Form S-1 (File No. 33-70726) dated October 22,
          1993, as amended)
  4.10    Form of Indenture among VERITAS Software Corporation,
          VERITAS Operating Corporation and State Street Bank and
          Trust Company of California, N.A., as Trustee
  4.11    Form of note (included in Exhibit 4.10)
  5.01++  Opinion of Fenwick & West LLP
  5.02    Opinion of Winthrop, Stimson, Putnam & Roberts
  9.01    Form of Voting, Support and Exchange Trust Agreement by and
          among VERITAS Software Corporation, Old VERITAS, TeleBackup and Montreal Trust Company of Canada (incorporated by
          reference to Exhibit 9.01 of the Registrant's April 1999
          Form S-4)
 10.01*   Development and License Agreement between Seagate
          Technology, Inc. and VERITAS Software Corporation
          (incorporated by reference to Exhibit 10.01 of the April
          1999 Form S-4)
 10.02*   Cross License Agreement and OEM Agreement between Seagate
          Software Information Management Group, Inc. and the
          Registrant (incorporated by reference to Exhibit 10.02 of
          the April 1999 Form S-4

EXHIBIT
 NUMBER                          EXHIBIT TITLE
-------                          -------------
 10.03    VERITAS 1993 Equity Incentive Plan, as amended (incorporated by reference to Exhibit 10.03 of the April 1999 Form S-4).
 10.04    VERITAS 1993 Employee Stock Purchase Plan, as amended
          (incorporated by reference to Exhibit 10.04 of the April
          1999 Form S-4)
 10.05    VERITAS 1993 Directors Stock Option Plan, as amended
          (incorporated by reference to Exhibit 10.04 to Old VERITAS'
          Registration Statement on Form S-4 filed with the SEC on
          March 24, 1997 (the "March 1997 Form S-4"))
 10.06    OpenVision Technologies, Inc. 1996 Employee Stock Purchase
          Plan, as amended (incorporated by reference to Exhibit 10.19 to the March 1997 Form S-4)
 10.07    Office building sublease dated February 27, 1998, by and
          between Old VERITAS and Space Systems/Loral, Inc.
          (incorporated by reference to Exhibit 10.14 of Old VERITAS'
          Quarterly Report on Form 10-Q for the quarter ended
          September 30, 1998 (the "September 1998 Form 10-Q"))
 10.08    Office building lease dated April 30, 1998, by and between
          Old VERITAS and Ryan Companies US, Inc. (incorporated by
          reference to Exhibit 10.15 of the September 1998 Form 10-Q)
 10.09    VERITAS' 1997 Chief Executive Officer Compensation Plan
          (incorporated by reference to Exhibit 10.05 of Old VERITAS'
          Annual Report on Form 10-K for the year ended December 31,
          1997 filed with the SEC on March 2, 1998 (the "1997 Form
          10-K"))
 10.10    VERITAS' 1997 Executive Officer Compensation Plan
          (incorporated by reference to Exhibit 10.06 of the 1997 Form
          10-K)
 10.11    Form of Key Employee Agreement (incorporated by reference to
          Exhibit 10.11 of the April 1999 Form S-4)
 10.12    Office Building Lease, dated September 2, 1994, as amended, by and between Old VERITAS and John Arriliaga and Richard T.
          Peery regarding property located in Mountain View,
          California (incorporated by reference to Exhibit 10.09 of
          Old VERITAS' Annual Report on Form 10-K for the year ended
          December 31, 1994 filed with the SEC on March 29, 1995)
 10.13    Amendment No 1. to Office Building Lease dated May 28, 1997 by and between Old VERITAS and John Arriliaga and Richard T.
          Perry (incorporated by reference to Exhibit 10.12 of the
          1997 Form 10-K)
 10.14    Agreement dated November 7, 1996 between VERITAS Software
          India Pvt. Ltd. and Talwalkar & Talwalkar and Mr. Rajendra
          Dattatraya Pathak, Mrs. Kamal Trimbak Nighojkar, Mrs. Bakul
          Prabhakar Pathak, Mrs. Nalini Manohar Saraf, Mr. Narhar
          Vaman Pandit, Mr. Madhav Narhar Pandit, Ms. Madhavi Damodar
          Thite, and Ms. Medha Narhar Pandit relating to the
          development of certain premises in Pune, India (incorporated by reference to Exhibit 10.12 to the March 1997 Form S-4)
 10.15    Form of Indemnification Agreement entered into between
          VERITAS Software Corporation and each of its directors and executive officers (incorporated by reference to Exhibit
          10.15 of the April 1999 Form S-4)
 10.16    Amendment No. 1 to Cross-License and OEM Agreement between
          Seagate Software Information Management Group, Inc. and
          VERITAS Software Corporation (incorporated by reference to
          Exhibit 10.16 of the April 1999 Form S-4)

EXHIBIT
 NUMBER                          EXHIBIT TITLE
-------                          -------------
 10.17    Participation Agreement dated April 23, 1999 by and between
          OLD VERITAS, First Security Bank, National Association as
          "Owner Trustee", various banks and other lending
          institutions which are parties thereto from time to time as
          "Holders", various banks and other lending institutions
          which are parties thereto from time to time as "Lenders",
          NationsBank, N.A. as "Agent" for the Lenders and the
          Holders, and various parties thereto from time to time as
          "Guarantors" (incorporated by reference to Exhibit 10.17 of the July 1999 Form S-1.
 10.18    Grant Deed dated April 23, 1999 recording grant of real
          property to First Security Bank, National Association as
          "Owner Trustee" by Fairchild Semiconductor Corporation of
          California (incorporated by reference to Exhibit 10.20 in
          the July 1999 Form S-1).
 10.19    Memorandum of Lease Agreement and Lease Supplement No. 1 and
          Deed of Trust dated April 23, 1999 among OLD VERITAS, First
          Security Bank, National Association and Chicago Title
          Company (incorporated by reference to Exhibit 10.21 in the
          July 1999 Form S-1).
 10.20    Memorandum of Lease Agreement and Lease Supplement No. 2 and
          Deed of Trust dated April 23, 1999 among OLD VERITAS, First
          Security Bank, National Association and Chicago Title
          Company (incorporated by reference to Exhibit 10.22 in the
          July 1999 Form S-1).
 10.21    Collateral Assignment of Sublease dated April 23, 1999 made by OLD VERITAS to First Security Bank, National Association
          (incorporated by reference to Exhibit 10.23 in the July 1999
          Form S-1).
 10.22    Sublease Agreement dated April 23, 1999 by and between OLD
          VERITAS and Fairchild Semiconductor Corporation of
          California (incorporated by reference to Exhibit 10.24 in
          the July 1999 Form S-1).
 10.23    Certificate re: Representations and Warranties dated April
          20, 1999 by Fairchild Semiconductor Corporation of
          California and addressed to OLD VERITAS (incorporated by
          reference to Exhibit 10.25 in the July 1999 Form S-1).
 10.24    Security Agreement dated April 23, 1999 between First
          Security Bank, National Bank as "Owner Trustee" and
          NationsBank, N.A. as Agent for the "Lenders" and the
          "Holders" (incorporated by reference to Exhibit 10.26 in the
          July 1999 Form S-1).
 10.25    Form of Agreement of Purchase and Sale by and between
          Fairchild Semiconductor Corporation of California and OLD
          VERITAS (incorporated by reference to Exhibit 10.27 in the
          July 1999 Form S-1).
 10.26    First Amendment dated April 14, 1999 and Agreement of
          Purchase and Sale dated March 29, 1999 by and between
          Fairchild Semiconductor Corporation of California and OLD
          VERITAS (incorporated by reference to Exhibit 10.28 in the
          July 1999 Form S-1).
 10.27    Agency Agreement between OLD VERITAS and First Security
          Bank, National Association as "Owner Trustee" (incorporated by reference to Exhibit 10.29 in the July 1999 Form S-1).
 10.28    Master Lease Agreement dated April 23, 1999 between First
          Security Bank, National Association and OLD VERITAS
          (incorporated by reference to Exhibit 10.30 in the July 1999
          Form S-1).
 12.01++  Computation of Ratio of Earnings to Fixed Charges
 21.01    Subsidiaries of VERITAS Software Corporation (incorporated by reference to Exhibit 21.01 of the April 1999 Form S-4)
 21.02++  Subsidiaries of VERITAS Operating Corporation
 23.01++  Consent of Ernst & Young LLP, Independent Auditors
 23.02++  Consent of Ernst & Young LLP, Independent Auditors

EXHIBIT
 NUMBER                          EXHIBIT TITLE
-------                          -------------
 23.03++  Consent of Independent Accountants
 23.04++  Consent of Fenwick & West LLP (included in Exhibit 5.01)
 23.05    Consent of Winthrop, Stimson, Putnam & Roberts (included in
          Exhibit 5.02)
 24.01++  Power of Attorney
 25.01++  Statement of Eligibility and Qualifications Under the Trust
          Indenture Act of 1939 of a Corporation Designated to Act as
          Trustee on Form T-1


-------------------------
 * Confidential treatment has been granted with respect to certain portions of this document.

 + To be filed by amendment.

++ Previously filed.

(b) Financial Statement Schedules.

     The following financial statement schedule for the years ended December 31, 1998, 1997 and 1996 should be read in conjunction with the consolidated financial statements of VERITAS Software Corporation filed as part of this Registration Statement:

     - Schedule II -- Valuation and Qualifying Accounts

     Schedules other than that listed above have been omitted since they are either not required, not applicable, or because the information required is included in the financial statements or the notes thereto.

ITEM 17. UNDERTAKINGS.

     The undersigned VERITAS Software Corporation and VERITAS Operating Corporation, as Co-registrants, each hereby undertakes:

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 14 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes that:

     (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

     (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, VERITAS Software Corporation has duly caused this Amendment to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Mountain View, County of Santa Clara, State of California, on the 9th day of August, 1999.


                                          VERITAS SOFTWARE CORPORATION

                                          By:        /s/ MARK LESLIE

                                            ------------------------------------
                                                        Mark Leslie
                                                Chief Executive Officer and
                                                   Chairman of the Board

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                   TITLE                   DATE
                      ---------                                   -----                   ----
PRINCIPAL EXECUTIVE OFFICER:

                   /s/ MARK LESLIE                     Chief Executive Officer and    August 9, 1999
-----------------------------------------------------     Chairman of the Board
                     Mark Leslie

PRINCIPAL FINANCIAL AND
ACCOUNTING OFFICER:

                /s/ KENNETH LONCHAR*                      Senior Vice President,      August 9, 1999
-----------------------------------------------------            Finance
                   Kenneth Lonchar                     and Chief Financial Officer

                      SIGNATURE                                   TITLE                   DATE
                      ---------                                   -----                   ----
ADDITIONAL DIRECTORS:

               /s/ FRED VAN DEN BOSCH*                           Director             August 9, 1999
-----------------------------------------------------
                 Fred van den Bosch

                 /s/ STEVEN BROOKS*                              Director             August 9, 1999
-----------------------------------------------------
                    Steven Brooks

             /s/ TERRENCE R. CUNNINGHAM*                         Director             August 9, 1999
-----------------------------------------------------
               Terrence R. Cunningham

               /s/ WILLIAM H. JANEWAY*                           Director             August 9, 1999
-----------------------------------------------------
                 William H. Janeway

               /s/ GREGORY B. KERFOOT*                           Director             August 9, 1999
-----------------------------------------------------
                 Gregory B. Kerfoot

                /s/ STEPHEN J. LUCZO*                            Director             August 9, 1999
-----------------------------------------------------
                  Stephen J. Luczo

                /s/ JOSEPH D. RIZZI*                             Director             August 9, 1999
-----------------------------------------------------
                   Joseph D. Rizzi

               /s/ GEOFFREY W. SQUIRE*                           Director             August 9, 1999
-----------------------------------------------------
                 Geoffrey W. Squire

                *By: /s/ MARK LESLIE
  ------------------------------------------------
                     Mark Leslie
                  Attorney-In-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, VERITAS Operating Corporation has duly caused this Amendment to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Mountain View, County of Santa Clara, State of California, on the 9th day of August, 1999.



                                          VERITAS OPERATING CORPORATION


                                          By:        /s/ MARK LESLIE

                                            ------------------------------------
                                                        Mark Leslie
                                                Chief Executive Officer and
                                                   Chairman of the Board

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                   TITLE                   DATE
                      ---------                                   -----                   ----
PRINCIPAL EXECUTIVE OFFICER:

                   /s/ MARK LESLIE                     Chief Executive Officer and    August 9, 1999
-----------------------------------------------------     Chairman of the Board
                     Mark Leslie

PRINCIPAL FINANCIAL AND
ACCOUNTING OFFICER:

                /s/ KENNETH LONCHAR*                      Senior Vice President,      August 9, 1999
-----------------------------------------------------            Finance
                   Kenneth Lonchar                     and Chief Financial Officer

                      SIGNATURE                                   TITLE                   DATE
                      ---------                                   -----                   ----
ADDITIONAL DIRECTORS:

               /s/ FRED VAN DEN BOSCH*                           Director             August 9, 1999
-----------------------------------------------------
                 Fred van den Bosch

                 /s/ STEVEN BROOKS*                              Director             August 9, 1999
-----------------------------------------------------
                    Steven Brooks

               /s/ WILLIAM H. JANEWAY*                           Director             August 9, 1999
-----------------------------------------------------
                 William H. Janeway

                /s/ JOSEPH D. RIZZI*                             Director             August 9, 1999
-----------------------------------------------------
                   Joseph D. Rizzi

               /s/ GEOFFREY W. SQUIRE*                           Director             August 9, 1999
-----------------------------------------------------
                 Geoffrey W. Squire

                *By: /s/ MARK LESLIE
  ------------------------------------------------
                     Mark Leslie
                  Attorney-In-Fact

                          VERITAS SOFTWARE CORPORATION

                SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS

                                         BALANCE AT    CHARGED TO                     BALANCE AT
                                         BEGINNING     OPERATING                         END
                                          OF YEAR       EXPENSES     DEDUCTIONS(1)     OF YEAR
                                         ----------    ----------    -------------    ----------
                                                             (IN THOUSANDS)
Allowance for doubtful accounts:
  Year ended December 31, 1998.........    $1,597        $1,032           $57           $2,572
  Year ended December 31, 1997.........    $  697        $  900           $--           $1,597
  Year ended December 31, 1996.........    $  807        $  (75)          $35           $  697

---------------
(1) Deductions related to the allowance for doubtful accounts represent amounts written off against the allowance.

                                   EXHIBIT INDEX


EXHIBIT
 NUMBER                          EXHIBIT TITLE
-------                          -------------
  4.10    Form of Indenture among VERITAS Software Corporation,
          VERITAS Operating Corporation and State Street Bank and
          Trust Company of California, N.A., as Trustee
  4.11    Form of note (included in Exhibit 4.10)
  5.02    Opinion of Winthrop, Stimson, Putnam & Roberts
 23.05    Consent of Winthrop, Stimson, Putnam & Roberts (included in
          Exhibit 5.02)



------------------------